UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis,Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

(415) 394-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on October 27, 2019, Prologis, Inc. (“Prologis”) and Prologis, L.P. (“Prologis OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Prologis, Prologis OP, Lambda REIT Acquisition LLC, a Maryland limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Lambda OP Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub”, and together with Prologis, Prologis OP and Prologis Merger Sub, the “Prologis Parties”), Liberty Property Trust, a Maryland real estate investment trust (“LPT”), Leaf Holdco Property Trust, a Maryland real estate investment trust and a wholly owned subsidiary of LPT (“New Liberty Holdco”), and Liberty Property Limited Partnership, a Pennsylvania limited partnership (“LPT OP”, and together with LPT and New Liberty Holdco, the “Liberty Parties”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) a wholly owned subsidiary of New Liberty Holdco will merge with and into LPT, with LPT surviving the merger and becoming a wholly owned subsidiary of New Liberty Holdco (the “LPT Merger”), (b) thereafter, New Liberty Holdco will merge with and into Prologis Merger Sub, with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Topco Merger” and, together with the LPT Merger, the “LPT Mergers”), (c) thereafter, Prologis Merger Sub, as the surviving corporation of the Topco Merger, will cause all of the outstanding equity interest in LPT to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to other subsidiaries of Prologis (the “Contribution and Issuance”), and (d) thereafter, Prologis OP Merger Sub will be merged with and into LPT OP, with LPT OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and, together with the LPT Merger and the Topco Merger, the “Mergers”).

Prologis filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which was declared effective by the SEC on December 20, 2019, that includes a document that serves as a prospectus of Prologis and a proxy statement of LPT (the “proxy statement/prospectus”) in connection with the Mergers, which was mailed to the shareholders of LPT on or about December 23, 2019.

Litigation Related to the Mergers

As previously disclosed, several lawsuits were filed in federal court related to the Mergers: Shiva Stein v. Liberty Property Trust Inc. et al., Case No. 1:19-cv-03428, an individual action filed in the United States District Court for the District of Maryland; John Thompson v. Liberty Property Trust, et al., Case No. 1:19-cv-02230, a class action filed in the United States District Court for the District of Delaware; and Berlinger v. Liberty Property Trust et al., Case No. 1:19-cv-03562, an individual action filed in the United States District Court for the District of Maryland. The plaintiffs in these lawsuits generally allege that Prologis and LPT violated federal securities laws by omitting from the Form S-4, and/or misrepresenting in the Form S-4, material information, rendering the Form S-4 materially deficient.

Following the filing of the proxy statement/prospectus, three additional lawsuits were filed in federal court, in which the plaintiffs asserted claims generally similar to those asserted in the prior federal cases: McDonough v. Liberty Property Trust et al., Case No. 2:19-cv-21582, an individual action filed in the United States District Court for the District of New Jersey; Hagerty v. Liberty Property Trust et al., Case No. 1:19-cv-11679, an individual action filed in the United States District Court for the Southern District of New York; and Yonchuk v. Liberty Property Trust, et al., Case No. 1:20-cv-00033, an individual action filed in the United States District Court for the District of Maryland.

In addition on December 16, 2019, a putative class action captioned Robert Garfield v. William P. Hankowsky et al., No. 2019-cv-9529-cv was filed in the Court of Common Pleas of Dauphin County, Pennsylvania. Defendants removed that action to the United States District Court for the Middle District of Pennsylvania on January 6, 2020, and plaintiff subsequently voluntarily dismissed the action without prejudice. On January 7, 2020, the same plaintiff filed a second putative class action captioned Robert Garfield v. William P. Hankowsky, et al., No. 2020-cv-123-cv, in the Court of Common Pleas of Dauphin County, Pennsylvania. Defendants again removed that action to the United States District Court for the Middle District of Pennsylvania, where it was captioned Robert Garfield v. William P. Hankowsky, et al., CA No. 1:20-CV-27 (the “Garfield Action”). The complaint in the Garfield Action alleges that the LPT board violated its fiduciary duties to LPT shareholders in connection with the proposed Mergers, and that Prologis aided and abetted those breaches of fiduciary duty. As a result of the supplemental disclosures set forth herein, the plaintiff in the Garfield Action has agreed to dismiss his action with prejudice as to himself and without prejudice as to the remainder of the purported class.

The defendants believe that the lawsuits described above are without merit, and that no further disclosure is required under applicable law. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The supplemental disclosures contained below should be read in conjunction with the proxy statement/prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Prologis files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the proxy statement/prospectus the information set forth herein shall supersede or supplement the information in the proxy statement/prospectus. All page references are to pages in the proxy statement/prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the proxy statement/prospectus.

SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT/PROSPECTUS

The following disclosure replaces the first sentence of the third full paragraph on page 75 of the proxy statement/prospectus, under the caption “Liberty”:

Using discount rates ranging from 4.5% to 5.5%, reflecting estimates of Liberty's weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2019 (i) estimates of unlevered free cash flow for Liberty for October 1, 2019 through December 31, 2024 as reflected in the Liberty management forecasts, (ii) a range of illustrative terminal values for Liberty, which were calculated by applying exit terminal year EBITDA multiples ranging from 20.0x to 24.0x to a terminal year estimate of Adjusted EBITDA to be generated by Liberty of $650 million, as reflected in the Liberty management forecasts (which analysis implied perpetuity growth rates ranging from 0.3% to 1.9%), and (iii) an illustrative terminal value of non-stabilized assets in the terminal year of $556 million, based on the incremental stabilized net operating income, as derived from the Liberty management forecasts, and a risk adjusted nominal capitalization rate of approximately 5.6% derived from information published by Green Street Advisors.

The following disclosure replaces the first full paragraph on page 76 of the proxy statement/prospectus, under the caption “Liberty,” which appears on page 75 of the proxy statement/prospectus:

Goldman Sachs derived ranges of illustrative enterprise values for Liberty by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Liberty an amount of $2,546 million, representing the amount of Liberty's net debt (defined as debt less cash) and preferred equity and non-controlling interests as of September 30, 2019, in each case, as provided by the management of Liberty, to derive a range of illustrative equity values for Liberty. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Liberty, ranging from 161.9 million to 162.1 million (which range resulted from differences in dilution at different implied per share values), as derived from information provided by the management of Liberty, to derive a range of illustrative present values per share ranging from $55.75 to $71.86.

The following disclosure replaces the second full paragraph on page 76 of the proxy statement/prospectus, under the caption “Prologis”:

Using discount rates ranging from 4.5% to 5.5%, reflecting estimates of Prologis’ weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2019 (i) estimates of unlevered free cash flow for Prologis for October 1, 2019 through December 31, 2024 as reflected in the Liberty management forecasts, (ii) a range of illustrative terminal values for Prologis, which were calculated by applying exit terminal year EBITDA multiples ranging from 23.0x to 27.0x to a terminal year estimate of the Adjusted EBITDA to be generated by Prologis of $3,457 million, as reflected in the Liberty management forecasts (which analysis implied perpetuity growth rates ranging from 1.0% to 2.4%), and (iii) an illustrative terminal value of non-stabilized assets in the terminal year of $2,649 million, based on the incremental stabilized net operating income, as derived from the Liberty management forecasts, and a risk adjusted nominal capitalization rate of approximately 5.0% derived from information published by Green Street Advisors. Goldman Sachs derived such discount rates by application of CAPM, which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of exit terminal year EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience taking into account historical trading multiples of Prologis, Liberty and the Selected Public Companies. Goldman Sachs derived ranges of illustrative enterprise values of Prologis by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Prologis an amount of $13,368 million, representing the amount of Prologis' net debt (defined as debt less cash) and preferred equity and non-controlling interests as of September 30, 2019, in each case, as provided by the management of Liberty, to derive a range of illustrative equity values for Prologis. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Prologis of 656.1 million, as provided by the management of Liberty, to derive a range of illustrative present values per share ranging from $82.44 to $104.30.

The following disclosure is to be inserted as a new final sentence of the first full paragraph on page 78 of the proxy statement/prospectus, under the caption “Illustrative Implied Premia of Precedent REIT Transactions”:

The transactions reviewed and the results of this analysis are described in the table under the section entitled "—Opinions of Liberty's Financial Advisors—Opinion of Citi—Financial Analyses—Selected Precedent Transactions Analysis," which table is incorporated herein by reference.

The following disclosure is to be inserted as a new final sentence of the second full paragraph on page 79 of the proxy statement/prospectus, under the caption “Illustrative Implied Premia of Precedent REIT Transactions”:

As of October 27, 2019, none of Goldman Sachs' Investment Banking Division, funds in which Goldman Sachs' Investment Banking Division had a direct equity investment, Goldman Sachs' Merchant Banking Division, or funds managed by Goldman Sachs' Merchant Banking Division (which Division operates on the private side of the firm's informational wall) had a direct equity investment in Prologis.

The following disclosure replaces the third full paragraph on page 83 of the proxy statement/prospectus, under the caption “Discounted Cash Flow Analyses”:

Liberty. Citi performed a discounted cash flow analysis of Liberty by calculating the estimated present value of the unlevered, after-tax free cash flows that Liberty was expected to generate during the period from October 1, 2019 through December 31, 2024. For purposes of its analysis, the estimated terminal value of Liberty was calculated by applying a selected range of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") multiples of 18.8x to 22.8x, selected based on Citi's professional judgment taking into account historical trading multiples of Liberty, to Liberty's estimated terminal year Adjusted EBITDA of $650 million and adding to such terminal value an illustrative terminal value of non-stabilized assets in the terminal year of $556 million, based on the incremental stabilized net operating income, as derived from the Liberty management forecasts, and a risk adjusted nominal capitalization rate of approximately 5.6% derived from information published by Green Street Advisors. The forecasted unlevered, after-tax free cash flows for Liberty and the derived terminal values were then discounted to present values, as of September 30, 2019, using discount rates ranging from 5.72% to 6.52% based upon an analysis of Liberty's weighted average cost of capital, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi's professional judgment. Based on the above-described analysis, Citi derived a range of implied values per share for Liberty as of September 30, 2019 of $48.95 to $63.37, as compared to the implied transaction consideration of $61.33.

The following disclosure replaces the fourth full paragraph on page 83 of the proxy statement/prospectus, under the caption “Discounted Cash Flow Analyses”:

Prologis. Citi performed a discounted cash flow analysis of Prologis on a standalone basis by calculating the estimated present value of the unlevered, after-tax free cash flows that Prologis was expected to generate during the period from October 1, 2019 through December 31, 2024. For purposes of its analysis, the estimated terminal value of Prologis was calculated by applying a selected range of Adjusted EBITDA multiples of 22.1x to 26.1x, selected based on Citi's professional judgment taking into account historical trading multiples of Prologis, to Prologis' estimated unlevered, after-tax free cash flows for the terminal year Adjusted EBITDA of $3,457 million and adding to such terminal value an illustrative terminal value of non-stabilized assets in the terminal year of $2,649 million, based on the incremental stabilized net operating income, as derived from the Liberty management forecasts, and a risk adjusted nominal capitalization rate of approximately 5.0% derived from information published by Green Street Advisors. The forecasted unlevered, after-tax free cash flows for Prologis and the derived terminal values were then discounted to present values, as of September 30, 2019, using discount rates ranging from 6.44% to 7.38% based upon an analysis of Prologis' weighted average cost of capital, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi's professional judgment. Based on the above-described analysis, Citi derived a range of implied values per share for Prologis as of September 30, 2019 of $70.18 to $89.53.

The following disclosure replaces the third full paragraph on page 88 of the proxy statement/prospectus, under the caption “Miscellaneous”:

Liberty has agreed to pay Citi for its services in connection with the proposed transaction an aggregate fee of approximately $20 million, of which approximately $1 million were payable upon delivery of Citi's opinion and approximately $19 million are payable contingent upon consummation of the transaction. In addition, Liberty agreed to reimburse Citi for certain expenses, including reasonable fees and expenses of counsel, and to indemnify Citi and certain related parties against liabilities, including liabilities under federal securities laws, arising from Citi's engagement.

The following disclosure is to be inserted as a new final sentence of the first partial paragraph on page 89 of the proxy statement/prospectus, under the caption “Miscellaneous”:

According to the reports on Form 13F filed by Citigroup Inc., the parent entity of Citigroup Global Markets Inc., with the SEC for the quarter ended September 30, 2018 and the quarter ended September 30, 2019, Citigroup Inc. and its affiliates held the following positions in the securities of Prologis:

September 30, 2018	September 30, 2019
819,035 common shares	890,405 common shares

Additional Information

In connection with the proposed transaction, Prologis has filed with the Securities and Exchange Commission (“SEC”) an amended registration statement on Form S-4 (File No. 333-235260), declared effective by the SEC on December 20, 2019, which includes a document that serves as a prospectus of Prologis and a proxy statement of LPT (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus was sent to LPT’s shareholders. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Prologis or LPT. The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the Investor Relations section of www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111 or by telephone at 415-394-9000. The documents filed by LPT with the SEC may be obtained free of charge at LPT’s website at the Investor Relations section of http://ir.libertyproperty.com/sec-filings or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from LPT by requesting them from Investor Relations by mail at 650 East Swedesford Road, Suite 400, Wayne, PA 19087, or by telephone at 610-648-1704.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Prologis and LPT and their respective directors, trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its proxy statement dated March 22, 2019, for its 2019 Annual Meeting of Shareholders. Information about LPT’s trustees and executive officers is available in LPT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its proxy statement dated April 26, 2019, for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or LPT as indicated above.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and LPT operate as well as beliefs and assumptions of management of Prologis and management of LPT. Such statements involve uncertainties that could significantly impact financial results of Prologis or LPT. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or LPT expect or anticipate will occur in the future—including statements relating to the potential benefits of the proposed merger, the expected timing to complete the proposed merger, rent and occupancy growth, development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis and LPT operate, debt, capital structure and financial position, Prologis’ ability to form newco-investment ventures and the availability of capital in existing or newco-investment ventures—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic and political climates; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our properties; (iv) risks associated with acquisitions, dispositions and development of properties; (v) maintenance of REIT status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings; (vii) risks related to our investments in our co-investment ventures, including our ability to establish newco-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks associated with achieving expected revenue synergies or cost savings; (xi) risks associated with the expected benefits of the proposed merger, the ability to consummate the merger and the timing of the closing of the merger and (xii) those additional risks and factors discussed in the reports filed with the SEC by Prologis and LPT from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Prologis nor LPT undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROLOGIS, INC.

Dated: January 17, 2020	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Dated: January 17, 2020	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel